                                                                   EXHIBIT  10.1

                    SIXTH AMENDMENT TO AND WAIVER AND CONSENT
                        UNDER FIVE-YEAR CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO AND WAIVER AND CONSENT UNDER FIVE-YEAR CREDIT AGREEMENT (this "Amendment") made and entered into as of March 5, 2003, by and among INTERMET CORPORATION, a Georgia corporation ("Intermet"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotia Capital"), acting through its Atlanta Agency, the other banks and lending institutions listed on the signature pages hereof, and any assignees of Scotia Capital or such other banks and lending institutions which become "Lenders" as provided in the Amended Agreement (as defined below) (Scotia Capital, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), and Scotia Capital, in its capacity as administrative and collateral agent for the Lenders and each successor administrative or collateral agent for such Lenders as may be appointed from time to time pursuant to Article IX of the Amended Agreement (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, Intermet, the Lenders and the Administrative Agent are parties to that certain $300,000,000 Five-Year Credit Agreement, dated as of November 5, 1999, as amended through June 7, 2001 (as so amended, the "Existing Agreement," capitalized terms used herein but not otherwise defined herein having the same respective meanings as in the Existing Agreement); and

         WHEREAS, the parties to the Existing Agreement wish to amend the Existing Agreement (the Existing Agreement as amended by this Amendment being the "Amended Agreement") and waive certain provisions of the Existing Agreement as provided in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Intermet, the Required Lenders and the Administrative Agent agree, upon the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENT. Effective as of the Fourth Amendment Date, the definition of "Credit Documents" in Section 1.01 of the Existing Agreement is hereby amended to include, without limitation, the Letters of Credit.

         SECTION 2. WAIVERS. In connection with the New Sale/Leaseback (as defined below) the Administrative Agent and the Required Lenders hereby agree to a one-time waiver of the provisions of Sections 7.04 and 7.07 of the Existing Agreement to permit Tool Products, Inc. ("Tool Products"), a Subsidiary of Intermet, to enter in a sale and leaseback transaction (the "New Sale/Leaseback") with the Industrial Development Board of the City of Jackson (Tennessee) (the "IDB"), pursuant to which (a) Tool Products would sell its approximately 70,000-square foot manufacturing facility located in Jackson, Tennessee, and the fixtures and equipment located at such facility (collectively, the "Facility"), to the IDB in exchange for a promissory note due on December 31, 2007 in the principal amount of approximately $8,390,097




                                       1                Intermet Sixth Amendment
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(the "Note"), (b) the approximately 9-acre portion of land on which the Facility is located (the "New Parcel") would be severed from the approximately 23-acre parcel of land of which it is a part (the "Property"), and (c) the IDB would lease the Facility and the New Parcel back to Tool Products pursuant to a lease agreement (the "New Lease") providing for, among other things, (i) a term ending on December 31, 2007, (ii) rent payments equal to, and payable at the same time as, the principal and interest payments on the Note, plus $100 per year, (iii) an option exercisable by Tool Products at any time to repurchase the Facility and the New Parcel for $100, and (iv) certain exemptions from Tennessee state property taxes during the term of the New Lease.

         SECTION 3. CONSENT. In connection with the New Sale/Leaseback, the Administrative Agent and the Required Lenders hereby (a) consent to an amendment (the "Old Lease Amendment") to the Lease Agreement dated as of January 1, 1989 (the "Old Lease") between the IDB and Tool Products (as assignee of Quadion Corporation) to remove the New Parcel from the Property being leased pursuant to the Old Lease, and (b) authorize SunTrust to consent to such amendment in its capacity as the Issuer of the Letter of Credit issued in connection with the Old Lease.

         SECTION 4. EFFECTIVENESS. The amendment set forth in Section 1 above shall become effective as of the Fourth Amendment Date, and the waivers set forth in Section 2 and the consent set forth in Section 3 above shall become effective on the date (the "Sixth Amendment Date"), when the Administrative Agent shall have received the following, all in form and substance satisfactory to the Administrative Agent:

         (a) This Amendment. Counterparts hereof executed by Intermet, the Administrative Agent and the Required Lenders;

         (b) New Sale/Leaseback Documents. Counterparts of (i) the New Lease,
(ii) the Note (together with an indorsement executed in blank), (iii) a security agreement with respect to the fixtures, equipment and other personal property sold by Tool Products to the IDB pursuant to the New Sale/Leaseback (the "UCC Collateral") securing the Note by the IDB in favor of Tool Products, (iv) a Consent to Transfers and Preservations of Lien Rights among Tool Products, the Collateral Agent and the IDB, (v) an Escrow Servicing Agreement (the "Servicing Agreement") among a bank or trust company as servicing agent (the "Servicing Agent"), the IDB and Tool Products, (vi) the Old Lease Amendment, and (vii) the other documents contemplated by the New Sale/Leaseback, in each case executed by the parties thereto;

         (c) UCC Financing Statements. (i) UCC-1 financing statements with respect to the UCC Collateral naming the IDB as debtor and Tool Products as secured party, and (ii) UCC-3 amendments with respect to such UCC-1 financing statements assigning the rights of Tool Products with respect thereto to the Collateral Agent, in each case ready for filing with the Secretaries of State of Delaware and Tennessee;

         (d) Control Agreement. If a bank account for Tool Products is established with the Servicing Agent pursuant to the Servicing Agreement, or if the Servicing Agent is otherwise permitted to accept deposits for the account of Tool Products pursuant to the Servicing Agreement, unless the Servicing Agent is a Lender, counterparts of a Control Agreement with respect to such account, executed by the parties thereto;




                                       2                Intermet Sixth Amendment
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         (e) Amendment to Leasehold Mortgage. Counterparts of an amendment to the Line of Credit Leasehold Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases dated August 15, 2001 by Tool Products to Mark Lee as trustee for the benefit of the Collateral Agent, to reflect the New Lease, the Old Lease Amendment and the other aspects of the New Sale/Leaseback, executed by the parties thereto and ready for recording in the land records of Madison County, Tennessee;

         (f) Survey. A copy of a revised survey of the Property showing the two parcels thereof together with any deeds or plats of subdivision;

         (g) Fees of Counsel. Evidence that Intermet shall have paid all outstanding fees and expenses of counsel to the Administrative Agent, to the extent invoiced;

         (h) Legal Opinions. Legal opinions of (i) Alan Miller, General Counsel of Intermet, and (ii) Tennessee outside counsel to Tool Products; and

         (i) Other Instruments or Documents. Such other instruments or documents as the Administrative Agent or any Lender may reasonably request in connection with this Amendment.

         SECTION 5. POST-EFFECTIVENESS COVENANT. Intermet covenants and agrees that within 30 days of the date hereof, with respect to the real estate title insurance policy issued by First American Title Insurance Company in connection with the Property, Intermet will cause to be delivered to the Collateral Agent an endorsement to such policy, including, if applicable, modifications to the separate tax parcel and subdivision endorsements, reflecting the New Lease, the Old Lease Amendment and the other aspects of the New Sale/Leaseback and showing no exceptions to title other than those reflected in the original title insurance polices (provided that general survey related exceptions may be raised to the extent arising after the date of the survey delivered in connection with the original title insurance policy).

         SECTION 6.        MISCELLANEOUS.


         SECTION 6.1. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, Intermet represents and warrants to the Administrative Agent and the Lenders that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by Intermet and the Guarantors, and the Amended Agreement and each of the other Credit Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable against such Credit Parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority, regulatory body or securities exchange is required for, and in the absence of which would adversely affect, the legal and valid execution and delivery or performance by Intermet and the Guarantors of this Amendment or the



                                       3                Intermet Sixth Amendment

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performance by Intermet and the Guarantors of the Amended Agreement or by any
Credit Party of any other Credit Document to which it is a party.

         SECTION 6.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

         SECTION 6.3. Except as specifically provided above, the Existing Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Existing Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

         SECTION 6.4. On and after the Sixth Amendment Date, each reference in the Existing Agreement and related documents to "Five-Year Credit Agreement," "this Agreement" or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Amended Agreement.

         SECTION 6.5. Intermet agrees to pay on demand all reasonable costs and expenses incurred at any time by the Administrative Agent (including the reasonable attorney fees and expenses for the Administrative Agent) in connection with the preparation, negotiation, execution and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

         SECTION 6.6. This Amendment shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Amended Agreement.

         SECTION 6.7. In case any provision in or obligation under this Amendment or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 6.8. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                        [Signatures Follow on Next Page]



                                       4                Intermet Sixth Amendment

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and to be delivered in New York, New York, by their duly authorized officers as of the day and year first above written.

                                  INTERMET CORPORATION


                                  By:
                                     -----------------------------------------
                                  Name:
                                        --------------------------------------
                                  Title:
                                         -------------------------------------


                                  THE BANK OF NOVA SCOTIA,
                                  INDIVIDUALLY AND AS ADMINISTRATIVE AGENT


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                         -------------------------------------


                                  BANK ONE, NA
                                  (SUCCESSOR BY MERGER TO BANK ONE, MICHIGAN),
                                  INDIVIDUALLY AND AS SYNDICATION AGENT


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                         -------------------------------------


                                  SUNTRUST BANK, INDIVIDUALLY AND
                                  AS DOCUMENTATION AGENT


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                         -------------------------------------




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                                       COMERICA BANK,
                                       INDIVIDUALLY AND AS MANAGING AGENT


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------


                                       THE BANK OF NEW YORK,
                                       INDIVIDUALLY AND AS CO-AGENT


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------


                                       HARRIS TRUST AND SAVINGS BANK,
                                       INDIVIDUALLY AND AS CO-AGENT


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------


                                       BANK OF AMERICA, N.A.


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------


                                       THE BANK OF TOKYO - MITSUBISHI,
                                       LTD., CHICAGO BRANCH


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                              ---------------------------------




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                              BANKERS TRUST COMPANY


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------


                              FLEET NATIONAL BANK


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------


                              MIZUHO CORPORATE BANK, LTD.


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------


                              KEYBANK NATIONAL ASSOCIATION


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------


                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------

                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                     -----------------------------------------




                                      S-3              Intermet Sixth Amendment
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                                STANDARD FEDERAL BANK N.A.


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                       ---------------------------------------


                                NATIONAL CITY BANK


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                       ---------------------------------------


                                LANDESBANK SAAR GIROZENTRALE


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                       ---------------------------------------


                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                       ---------------------------------------



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         Each of the undersigned hereby consents to this Amendment, ratifies the
Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect:

                                     ALEXANDER CITY CASTING COMPANY, INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     CAST-MATIC CORPORATION


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     COLUMBUS FOUNDRY, L.P.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     DIVERSIFIED DIEMAKERS, INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     FRISBY P.M.C., INCORPORATED


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------



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                                     GANTON TECHNOLOGIES INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     INTERMET HOLDING COMPANY


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     INTERMET INTERNATIONAL, INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     IRONTON IRON INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     LYNCHBURG FOUNDRY COMPANY


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------



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                                     NORTHERN CASTINGS CORPORATION


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     SUDBURY, INC.


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                            ----------------------------------


                                     SUDM, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                             ---------------------------------


                                      TOOL PRODUCTS, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                             ---------------------------------


                                      WAGNER CASTINGS COMPANY


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                             ---------------------------------



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                                      WAGNER HAVANA, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                             ---------------------------------


                                      INTERMET U.S. HOLDING, INC.


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                             ---------------------------------







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